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                             AMENDMENT TO
                         ANGELICA CORPORATION
                  DEFERRED COMPENSATION OPTION PLAN
                  FOR SELECTED MANAGEMENT EMPLOYEES


     The Deferred Compensation Option Plan for Selected Management Employees (the "Plan") is amended, effective as of February 1, 1997, in the following particulars:


                                  I.

     Section 2.1(x)(ii) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:


     "(ii) As to benefits attributable to Deferrals made on or after January 1, 1986, the percentage (not to exceed one-hundred percent (100%)) determined by dividing (A) the number of full and fractional years elapsed from the effective date of the Participant's Deferred Compensation Agreement to the date of determination, by (B) the number of full and fractional years from the effective date of the Participant's initial Deferred Compensation Agreement to the Participant's Normal Retirement Date; provided that, no Participant shall be vested before he or she completes five (5) years of continuous service as an Employee. Anything contained herein to the contrary notwithstanding, to determine the number of full and fractional years calculated in (A) above with respect to a Participant whose employment terminates with the Company, is reemployed with the Company and who again becomes an Active Participant in the Plan before any payment of his benefit to which he is entitled under the Plan is paid to him, only the number of full and fractional years during which the such Participant is an Employee shall be counted."


                                 II.

     Section 3.3 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

     "3.3  Participation.
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     An Employee shall become an Active Participant as of the
     date on which his or her Deferred Compensation Agreement becomes effective."



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     IN WITNESS WHEREOF, the Parent Company has caused this Plan to be amended by signature of its duly authorized officer this 25th day of February, 1997.

                              ANGELICA CORPORATION


                              By /s/ L. J. Young
                                 -------------------------------------
                                 Chairman of the Board

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